                                                                    EXHIBIT 10.7

                          DIGITAL INSIGHT CORPORATION

                                1999 STOCK PLAN

                            STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT
      ----------------------------

Joe McDoniel
6277 White Swan Lake
Ann Arbor, MI  48108

      The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:                                                 486
                                                              --------------------------------------------
Date of Grant:                                                September 14, 2000
                                                              --------------------------------------------
Vesting Commencement Date:                                    September 14, 2000
                                                              --------------------------------------------
Exercise Price per Share:                                     $24.625
                                                              --------------------------------------------
Total Number of Shares Granted:                               155,000
                                                              --------------------------------------------
Total Exercise Price:                                         $3,816,875.00
                                                              --------------------------------------------
Type of Option:                                                X Incentive Stock Option
                                                              ---
                                                              (ISO to the maximum extent permissible under law)

                                                              ___Nonstatutory Stock Option

Term/Expiration Date:                                         September 13, 2010
                                                              --------------------------------------------

      Vesting Schedule:
      ----------------

      This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

      25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the total Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates; provided, however, that, 50% of the then unvested portion of the Option shall immediately vest and become exercisable in full in the event of a Change of Control of the Company, and the Optionee shall have the right to exercise such additional vested portion of the Option at such time. For purposes hereof, a "Change of Control" shall include any of the following shareholder-approved transaction to which the Company is a party:

     (i) a merger or consolidation in which the Company is not the surviving entity, except for (A) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (B) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of secutities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entitiy immediately after such transaction; or

     (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction. Notwithstanding the foregoing, in the event the acceleration of the vesting of this Option upon a Change in Control would prevent an acquistion from being treated as a "pooling-of-interests" for financial accounting purposes by the surviving entity, and such treatment is a condition to the acquisition, the foregoing benefits shall be equitably adjusted to the extent necessary to effectuate such pooling-of-interests treatment.

     Termination Period:
     -------------------

     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

     (i) In the event of the voluntary, Involuntary Termination (as defined below) or termination without Cause (as defined below) of Optionee's employment or consulting relationship with the Company prior to the earlier of twelve (12) months after the Date of Grant, the Option shall become fully vested and exercisable by the Optionee upon the date of such termination (the "Termination Date") at the original purchase price per Share specified in this Article (as adjusted for any stock splits, stock dividends and the like).

     (ii)  For purposes of this Section the following terms shall mean:

        "Involuntary Termination" means (i) a significant reduction in the position, duties and/or responsibilities of Optionee from the position, duties and responsibilities of Optionee prior to the Merger, (ii) a greater than 10% reduction in the base compensation of Optionee as in effect immediately prior to the Merger, (iii) a requirement by the Company that Optionee relocate or perform services at a location more than 50 miles from the present site of Optionee's current office, or (iv) a significant reduction in the employee benefit plans and compensation programs applicable to Optionee maintained by the Company prior to the Merger.

        "Cause" means (a) Optionee's loss of legal capacity, (b) Optionee's gross negligence in performing his or her duties, (c) Optionee's insubordination or material failure to follow the policies, procedures, rules or regulations of the Company, (d) actions by Optionee that are seriously detrimental to the reputation of the Company, or (e) Optionee's conviction of a felony or a crive involving moral terpitude, dishonesty or fraud.

     (iii) The Option may be exercised by the Optionee by written notice at any time following the Termination Date, within the time period described in the Termination Period above, by delivering to the Company such notice and payment for the purchase price as defined in Article II of this Agreement.

II.     AGREEMENT
        ---------

        1. Grant of Option. The Plan Administrator of the Company hereby grants
           ---------------
to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

      If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

      2.   Exercise of Option.
           ------------------

           (a) Right to Exercise. This Option shall be exercisable during its
               -----------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

           (b) Method of Exercise. This Option shall be exercisable by delivery
               ------------------
of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

      No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      3.   [Omitted]
           ---------

      4.   Lock-Up Period. Optionee hereby agrees that, if so requested by the
           --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      5.   Method of Payment. Payment of the aggregate Exercise Price shall be
           -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

           (a) cash or check;

           (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

           (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      6.   Restrictions on Exercise. This Option may not be exercised until such
           ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

      7.   Non-Transferability of Option. This Option may not be transferred in
           -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8.   Term of Option. This Option may be exercised only within the term
              --------------
set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a)  Exercise of ISO. If this Option qualifies as an ISO, there will be
              ---------------
no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (b)  Exercise of Nonstatutory Stock Option. There may be a regular
              -------------------------------------
federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (c)  Disposition of Shares. In the case of an NSO, if Shares are held
              ---------------------
for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

         (d)  Notice of Disqualifying Disposition of ISO Shares. If the Option
              -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         10.  Entire Agreement; Governing Law. The Plan is incorporated herein
              -------------------------------
by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

         11.  No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND
              ---------------------------------
AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS

CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                                    DIGITAL INSIGHT CORPORATION
/s/ Joe McDoniel                                             /s/ John Dorman
---------------------------------------------                -----------------------------------------------------
Signature                                                    By

                                                             Chairman of the Board, Chief Executive Officer

Joe McDoniel                                                 and President
---------------------------------------------                ----------------------------------------------------
Print Name                                                   Title

6277 White Swan Lane
---------------------------------------------

Ann Arbor, MI
---------------------------------------------
Residence Address

                                   EXHIBIT A
                                   ---------
                                1999 STOCK PLAN

                                EXERCISE NOTICE

Digital Insight Corporation
26025 Mureau Road
Calabasas, CA 91302

     1.   Attention: ______________Exercise of Option. Effective as of today,
                                   ------------------
___________, 20__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Digital Insight Corporation (the "Company") under and pursuant to the 1999 Stock Plan (the "Plan") and the Stock Option Agreement dated ________, 20___ (the "Option Agreement").

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price of the Shares, as set forth in the Option Agreement.

     3.   Representations of Optionee. Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder. Until the issuance of the Shares (as evidenced
          ---------------------
by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5.   [Omitted]
          ---------

     6.   Tax Consultation. Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7.   [Omitted]
          ---------

     8.   Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9.   Interpretation. Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10.  Governing Law; Severability. This Agreement is governed by the
          ---------------------------
internal substantive laws but not the choice of law rules, of California.

     11.  Entire Agreement. The Plan and Option Agreement are incorporated
          ----------------
herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                           Accepted by:


OPTIONEE:                               DIGITAL INSIGHT CORPORATION


________________________________        _____________________________________
Signature                               By

________________________________        _____________________________________
Print Name                              Its
Address:                                Address:
-------                                 -------

__________________________              26025 Mureau Road
__________________________              Calabasas, CA  91302



                                        ___________________________
                                        Date Received